UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    April 6, 2006
                                                ______________________________



                  Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



    Pennsylvania                       000-51214                  68-0593604
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                       19145
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (215) 755-1500
                                                  ____________________________



                                 Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure
          ------------------------

     On April 6, 2006, Prudential Bancorp, Inc. of Pennsylvania (the "Company") issued a press release announcing its second share repurchase program with respect to up to 5% of the Company's outstanding shares of common stock owned by persons other than Prudential Mutual Holding Company. The Company also announced the meeting date of and the matters to be considered at the Company's Special Meeting of Shareholders. For additional information, reference is made to the Company's press release, dated April 6, 2006, which is included as
Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibits are included with this Report:

          Exhibit No.   Description
          ----------    -----------

          99.1          Press Release, dated April 6, 2006















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                         By:  /s/ Thomas A. Vento
                              -----------------------------------------
                              Name:   Thomas A. Vento
                              Title:  President and Chief Executive Officer

Date: April 6, 2006































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                              EXHIBIT INDEX



          Exhibit No.   Description
          ----------    -----------------------------------------------

          99.1          Press Release, dated April 6, 2006